EARNINGS RELEASE FINANCIAL SUPPLEMENT

SECOND QUARTER 2017

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9
Earnings Per Share and Related Information	10

Business Segment Results
Consumer & Community Banking	11–14
Corporate & Investment Bank	15–17
Commercial Banking	18–19
Asset & Wealth Management	20–22
Corporate	23

Credit-Related Information	24–27

Non-GAAP Financial Measures and Key Performance Measures	28
Glossary of Terms and Acronyms (a)

(a)
Refer to the Glossary of Terms and Acronyms on pages 279–285 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2016 (the “2016 Annual Report”) and the Glossary of Terms and Acronyms and Line of Business Metrics on pages 151-156 and pages 157-158, respectively, of the Firm's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q17 Change					2017 Change
SELECTED INCOME STATEMENT DATA	2Q17		1Q17	4Q16	3Q16	2Q16	1Q17	2Q16	2017		2016	2016
Reported Basis
Total net revenue	$25,470		$24,675	$23,376	$24,673	$24,380	3%	4%	$50,145		$47,619	5%
Total noninterest expense	14,506		15,019	13,833	14,463	13,638	(3)	6	29,525		27,475	7
Pre-provision profit	10,964		9,656	9,543	10,210	10,742	14	2	20,620		20,144	2
Provision for credit losses	1,215		1,315	864	1,271	1,402	(8)	(13)	2,530		3,226	(22)
NET INCOME	7,029		6,448	6,727	6,286	6,200	9	13	13,477		11,720	15

Managed Basis (a)
Total net revenue	26,405		25,586	24,333	25,512	25,214	3	5	51,991		49,297	5
Total noninterest expense	14,506		15,019	13,833	14,463	13,638	(3)	6	29,525		27,475	7
Pre-provision profit	11,899		10,567	10,500	11,049	11,576	13	3	22,466		21,822	3
Provision for credit losses	1,215		1,315	864	1,271	1,402	(8)	(13)	2,530		3,226	(22)
NET INCOME	7,029		6,448	6,727	6,286	6,200	9	13	13,477		11,720	15

EARNINGS PER SHARE DATA
Net income: Basic	$1.83		$1.66	$1.73	$1.60	$1.56	10	17	$3.49		$2.92	20
Diluted	1.82		1.65	1.71	1.58	1.55	10	17	3.47		2.89	20
Average shares: Basic	3,574.1		3,601.7	3,611.3	3,637.7	3,675.5	(1)	(3)	3,587.9		3,693.0	(3)
Diluted	3,599.0		3,630.4	3,646.6	3,669.8	3,706.2	(1)	(3)	3,614.7		3,721.9	(3)

MARKET AND PER COMMON SHARE DATA
Market capitalization	$321,633		$312,078	$307,295	$238,277	$224,449	3	43	$321,633		$224,449	43
Common shares at period-end	3,519.0		3,552.8	3,561.2	3,578.3	3,612.0	(1)	(3)	3,519.0		3,612.0	(3)
Closing share price (b)	$91.40		$87.84	$86.29	$66.59	$62.14	4	47	$91.40		$62.14	47
Book value per share	66.05		64.68	64.06	63.79	62.67	2	5	66.05		62.67	5
Tangible book value per share (“TBVPS”) (c)	53.29		52.04	51.44	51.23	50.21	2	6	53.29		50.21	6
Cash dividends declared per share	0.50		0.50	0.48	0.48	0.48	—	4	1.00		0.92	9

FINANCIAL RATIOS (d)
Return on common equity (“ROE”)	12%		11%	11%	10%	10%			11%		10%
Return on tangible common equity (“ROTCE”) (c)	14		13	14	13	13			14		12
Return on assets	1.10		1.03	1.06	1.01	1.02			1.07		0.97

CAPITAL RATIOS (e)
Common equity Tier 1 (“CET1”) capital ratio	12.6%	(f)	12.5%	12.4%	12.0%	12.0%			12.6%	(f)	12.0%
Tier 1 capital ratio	14.3	(f)	14.3	14.1	13.6	13.6			14.3	(f)	13.6
Total capital ratio	15.9	(f)	15.6	15.5	15.1	15.2			15.9	(f)	15.2
Tier 1 leverage ratio	8.5	(f)	8.4	8.4	8.5	8.5			8.5	(f)	8.5

(a)	For a further discussion of managed basis, see Reconciliation from Reported to Managed Basis on page 7.

(b)	Share price is from the New York Stock Exchange.

(c)
TBVPS and ROTCE are non-GAAP financial measures. TBVPS represents tangible common equity (“TCE”) divided by common shares at period-end. ROTCE measures the Firm’s annualized earnings as a percentage of average TCE. TCE is also a non-GAAP financial measure; for a reconciliation of common stockholders’ equity to TCE, see page 9. For further discussion of these measures, see page 28.

(d)	Quarterly ratios are based upon annualized amounts.

(e)
Ratios presented are calculated under the Basel III Transitional capital rules and for the capital ratios represent the Collins Floor. See footnote (a) on page 9 for additional information on Basel III and the Collins Floor.

(f)	Estimated.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q17 Change				2017 Change
	2Q17	1Q17	4Q16	3Q16	2Q16	1Q17	2Q16	2017	2016	2016
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$2,563,174	$2,546,290	$2,490,972	$2,521,029	$2,466,096	1%	4%	$2,563,174	$2,466,096	4%
Loans:
Consumer, excluding credit card loans	365,371	367,055	364,644	363,796	361,305	—	1	365,371	361,305	1
Credit card loans	140,141	135,016	141,816	133,435	131,591	4	6	140,141	131,591	6
Wholesale loans	403,255	393,903	388,305	390,823	379,908	2	6	403,255	379,908	6
Total Loans	908,767	895,974	894,765	888,054	872,804	1	4	908,767	872,804	4
Core loans (a)	834,935	812,119	806,152	795,077	775,813	3	8	834,935	775,813	8
Core loans (average) (a)	824,583	805,382	799,698	779,383	760,721	2	8	815,034	749,009	9

Deposits:
U.S. offices:
Noninterest-bearing	394,921	400,439	400,831	409,912	393,294	(1)	—	394,921	393,294	—
Interest-bearing	781,709	775,258	737,949	722,294	695,763	1	12	781,709	695,763	12
Non-U.S. offices:
Noninterest-bearing	17,152	16,456	14,764	15,815	17,072	4	—	17,152	17,072	—
Interest-bearing	245,691	230,846	221,635	228,117	224,829	6	9	245,691	224,829	9
Total deposits	1,439,473	1,422,999	1,375,179	1,376,138	1,330,958	1	8	1,439,473	1,330,958	8

Long-term debt (b)	292,973	289,492	295,245	309,418	295,627	1	(1)	292,973	295,627	(1)
Common stockholders’ equity	232,415	229,795	228,122	228,263	226,355	1	3	232,415	226,355	3
Total stockholders’ equity	258,483	255,863	254,190	254,331	252,423	1	2	258,483	252,423	2

Loans-to-deposits ratio	63%	63%	65%	65%	66%			63%	66%

Headcount	249,257	246,345	243,355	242,315	240,046	1	4	249,257	240,046	4

95% CONFIDENCE LEVEL - TOTAL VaR
Average VaR (c)	$27	$25	$40	$43	$45	8	(40)

LINE OF BUSINESS NET REVENUE (d)
Consumer & Community Banking	$11,412	$10,970	$11,019	$11,328	$11,451	4	—	$22,382	$22,568	(1)
Corporate & Investment Bank	8,889	9,536	8,461	9,455	9,165	(7)	(3)	18,425	17,300	7
Commercial Banking	2,088	2,018	1,963	1,870	1,817	3	15	4,106	3,620	13
Asset & Wealth Management	3,212	3,087	3,087	3,047	2,939	4	9	6,299	5,911	7
Corporate	804	(25)	(197)	(188)	(158)	NM	NM	779	(102)	NM
TOTAL NET REVENUE	$26,405	$25,586	$24,333	$25,512	$25,214	3	5	$51,991	$49,297	5

LINE OF BUSINESS NET INCOME
Consumer & Community Banking	$2,223	$1,988	$2,364	$2,204	$2,656	12	(16)	$4,211	$5,146	(18)
Corporate & Investment Bank	2,710	3,241	3,431	2,912	2,493	(16)	9	5,951	4,472	33
Commercial Banking	902	799	687	778	696	13	30	1,701	1,192	43
Asset & Wealth Management	624	385	586	557	521	62	20	1,009	1,108	(9)
Corporate	570	35	(341)	(165)	(166)	NM	NM	605	(198)	NM
NET INCOME	$7,029	$6,448	$6,727	$6,286	$6,200	9	13	$13,477	$11,720	15

(a)	Loans considered central to the Firm’s ongoing businesses. For further discussion of core loans, see page 28.

(b)
Included unsecured long-term debt of $221.0 billion, $212.0 billion, $212.6 billion, $226.8 billion and $220.6 billion for the periods ended June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016, and June 30, 2016, respectively.

(c)
The Firm refined the scope of positions included in risk management VaR during the third quarter of 2016 and refined the historical proxy time series inputs to certain VaR models during the first quarter of 2017. These refinements are intended to more appropriately reflect the risk exposure from market risk sensitive instruments. In the absence of these refinements, the average Total VaR would have been higher by the following amounts: $10 million, $6 million, $6 million, and $7 million for the three months ended June 30, 2017, March 31, 2017, December 31, 2016, and September 30, 2016, respectively. For information regarding CIB VaR, see page 17.

(d)	For a further discussion of managed basis, see Reconciliation from Reported to Managed Basis on page 7.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q17 Change				2017 Change
REVENUE	2Q17	1Q17	4Q16	3Q16	2Q16	1Q17	2Q16	2017	2016	2016
Investment banking fees	$1,810	$1,817	$1,605	$1,866	$1,644	—%	10%	$3,627	$2,977	22%
Principal transactions	3,137	3,582	2,460	3,451	2,976	(12)	5	6,719	5,655	19
Lending- and deposit-related fees	1,482	1,448	1,484	1,484	1,403	2	6	2,930	2,806	4
Asset management, administration and commissions	3,824	3,677	3,689	3,597	3,681	4	4	7,501	7,305	3
Securities gains	(34)	(3)	5	64	21	NM	NM	(37)	72	NM
Mortgage fees and related income	404	406	511	624	689	—	(41)	810	1,356	(40)
Card income	1,167	914	918	1,202	1,358	28	(14)	2,081	2,659	(22)
Other income	1,472	770	951	782	1,261	91	17	2,242	2,062	9
Noninterest revenue	13,262	12,611	11,623	13,070	13,033	5	2	25,873	24,892	4
Interest income	15,650	15,042	14,466	14,070	13,813	4	13	30,692	27,365	12
Interest expense	3,442	2,978	2,713	2,467	2,466	16	40	6,420	4,638	38
Net interest income	12,208	12,064	11,753	11,603	11,347	1	8	24,272	22,727	7
TOTAL NET REVENUE	25,470	24,675	23,376	24,673	24,380	3	4	50,145	47,619	5

Provision for credit losses	1,215	1,315	864	1,271	1,402	(8)	(13)	2,530	3,226	(22)

NONINTEREST EXPENSE
Compensation expense	7,706	8,201	6,872	7,669	7,778	(6)	(1)	15,907	15,438	3
Occupancy expense	912	961	957	899	899	(5)	1	1,873	1,782	5
Technology, communications and equipment expense	1,870	1,828	1,822	1,741	1,665	2	12	3,698	3,283	13
Professional and outside services	1,644	1,543	1,742	1,665	1,700	7	(3)	3,187	3,248	(2)
Marketing	756	713	697	825	672	6	13	1,469	1,375	7
Other expense (a)	1,618	1,773	1,743	1,664	924	(9)	75	3,391	2,349	44
TOTAL NONINTEREST EXPENSE	14,506	15,019	13,833	14,463	13,638	(3)	6	29,525	27,475	7
Income before income tax expense	9,749	8,341	8,679	8,939	9,340	17	4	18,090	16,918	7
Income tax expense	2,720	1,893	1,952	2,653	3,140	44	(13)	4,613	5,198	(11)
NET INCOME	$7,029	$6,448	$6,727	$6,286	$6,200	9	13	$13,477	$11,720	15

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$1.83	$1.66	$1.73	$1.60	$1.56	10	17	$3.49	$2.92	20
Diluted earnings per share	1.82	1.65	1.71	1.58	1.55	10	17	3.47	2.89	20

FINANCIAL RATIOS
Return on common equity (b)	12%	11%	11%	10%	10%			11%	10%
Return on tangible common equity (b)(c)	14	13	14	13	13			14	12
Return on assets (b)	1.10	1.03	1.06	1.01	1.02			1.07	0.97
Effective income tax rate	27.9	22.7	22.5	29.7	33.6			25.5	30.7
Overhead ratio	57	61	59	59	56			59	58

(a)
Included Firmwide legal expense/(benefit) of $61 million, $218 million, $230 million, $(71) million and $(430) million for the three months ended June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016, and June 30, 2016, respectively: and $279 million and $(476) million for the six months ended June 30, 2017 and 2016, respectively.

(b)	Quarterly ratios are based upon annualized amounts.

(c)	For further discussion of ROTCE, see page 28.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
						Jun 30, 2017
						Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,
	2017	2017	2016	2016	2016	2017	2016
ASSETS
Cash and due from banks	$21,781	$20,484	$23,873	$21,390	$19,710	6%	11%
Deposits with banks	427,380	439,911	365,762	396,200	345,595	(3)	24
Federal funds sold and securities purchased under
resale agreements	218,570	190,566	229,967	232,637	237,267	15	(8)
Securities borrowed	90,654	92,309	96,409	109,197	103,225	(2)	(12)
Trading assets:
Debt and equity instruments	350,558	346,450	308,052	309,258	302,347	1	16
Derivative receivables	56,506	56,063	64,078	65,579	78,446	1	(28)
Securities	263,458	281,850	289,059	272,401	278,610	(7)	(5)
Loans	908,767	895,974	894,765	888,054	872,804	1	4
Less: Allowance for loan losses	13,363	13,413	13,776	14,204	14,227	—	(6)
Loans, net of allowance for loan losses	895,404	882,561	880,989	873,850	858,577	1	4
Accrued interest and accounts receivable	64,038	60,038	52,330	64,333	64,911	7	(1)
Premises and equipment	14,206	14,227	14,131	14,208	14,262	—	—
Goodwill	47,300	47,292	47,288	47,302	47,303	—	—
Mortgage servicing rights	5,753	6,079	6,096	4,937	5,072	(5)	13
Other intangible assets	827	847	862	887	917	(2)	(10)
Other assets	106,739	107,613	112,076	108,850	109,854	(1)	(3)
TOTAL ASSETS	$2,563,174	$2,546,290	$2,490,972	$2,521,029	$2,466,096	1	4

LIABILITIES
Deposits	$1,439,473	$1,422,999	$1,375,179	$1,376,138	$1,330,958	1	8
Federal funds purchased and securities loaned or sold
under repurchase agreements	165,621	183,316	165,666	168,491	166,044	(10)	—
Commercial paper	22,207	14,908	11,738	12,258	17,279	49	29
Other borrowed funds	30,936	24,342	22,705	24,479	19,945	27	55
Trading liabilities:
Debt and equity instruments	91,628	90,913	87,428	95,126	101,194	1	(9)
Derivative payables	41,795	44,575	49,231	48,143	57,764	(6)	(28)
Accounts payable and other liabilities	189,160	183,200	190,543	190,412	184,635	3	2
Beneficial interests issued by consolidated VIEs	30,898	36,682	39,047	42,233	40,227	(16)	(23)
Long-term debt	292,973	289,492	295,245	309,418	295,627	1	(1)
TOTAL LIABILITIES	2,304,691	2,290,427	2,236,782	2,266,698	2,213,673	1	4

STOCKHOLDERS’ EQUITY
Preferred stock	26,068	26,068	26,068	26,068	26,068	—	—
Common stock	4,105	4,105	4,105	4,105	4,105	—	—
Additional paid-in capital	90,604	90,395	91,627	92,103	91,974	—	(1)
Retained earnings	171,488	166,663	162,440	157,870	153,749	3	12
Accumulated other comprehensive income/(loss)	(392)	(923)	(1,175)	1,474	1,618	58	NM
Shares held in RSU Trust, at cost	(21)	(21)	(21)	(21)	(21)	—	—
Treasury stock, at cost	(33,369)	(30,424)	(28,854)	(27,268)	(25,070)	(10)	(33)
TOTAL STOCKHOLDERS’ EQUITY	258,483	255,863	254,190	254,331	252,423	1	2
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,563,174	$2,546,290	$2,490,972	$2,521,029	$2,466,096	1	4

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q17 Change				2017 Change
AVERAGE BALANCES	2Q17	1Q17	4Q16	3Q16	2Q16	1Q17	2Q16	2017	2016	2016
ASSETS
Deposits with banks	$437,637	$422,169	$415,817	$409,176	$379,001	4%	15%	$429,946	$371,600	16%
Federal funds sold and securities purchased under
resale agreements	193,302	196,965	217,907	196,657	201,871	(2)	(4)	195,122	203,433	(4)
Securities borrowed	90,151	95,372	103,928	102,790	101,669	(5)	(11)	92,747	102,565	(10)
Trading assets - debt instruments	234,809	225,801	218,272	219,816	215,780	4	9	230,330	212,047	9
Securities	274,695	285,565	280,087	272,993	280,041	(4)	(2)	280,100	282,265	(1)
Loans	904,969	891,904	890,511	874,396	859,727	1	5	898,473	850,126	6
Other assets (a)	41,546	43,136	39,025	40,665	41,436	(4)	—	42,337	39,718	7
Total interest-earning assets	2,177,109	2,160,912	2,165,547	2,116,493	2,079,525	1	5	2,169,055	2,061,754	5
Trading assets - equity instruments	126,127	115,284	98,427	98,714	99,626	9	27	120,735	92,453	31
Trading assets - derivative receivables	58,250	61,400	70,580	72,520	69,823	(5)	(17)	59,816	70,237	(15)
All other noninterest-earning assets	197,750	195,566	197,903	189,235	192,215	1	3	196,665	193,611	2
TOTAL ASSETS	$2,559,236	$2,533,162	$2,532,457	$2,476,962	$2,441,189	1	5	$2,546,271	$2,418,055	5
LIABILITIES
Interest-bearing deposits	$1,006,008	$986,015	$959,779	$932,738	$919,759	2	9	$996,067	$904,050	10
Federal funds purchased and securities loaned or
sold under repurchase agreements	196,331	189,611	186,579	180,098	176,855	4	11	192,990	174,050	11
Commercial paper	19,466	13,364	11,263	13,798	17,462	46	11	16,432	17,499	(6)
Trading liabilities - debt, short-term and other liabilities (b)	197,066	199,981	202,979	196,247	200,141	(1)	(2)	198,515	198,187	—
Beneficial interests issued by consolidated VIEs	34,083	38,775	39,985	42,462	38,411	(12)	(11)	36,416	39,125	(7)
Long-term debt	295,868	292,224	301,989	300,295	291,726	1	1	294,056	289,943	1
Total interest-bearing liabilities	1,748,822	1,719,970	1,702,574	1,665,638	1,644,354	2	6	1,734,476	1,622,854	7
Noninterest-bearing deposits	404,121	405,548	414,266	405,237	396,207	—	2	404,831	395,568	2
Trading liabilities - equity instruments	19,346	21,072	21,411	22,262	20,747	(8)	(7)	20,204	19,625	3
Trading liabilities - derivative payables	44,740	48,373	54,548	54,552	54,048	(8)	(17)	46,547	57,319	(19)
All other noninterest-bearing liabilities	85,939	84,428	87,180	77,116	75,336	2	14	85,186	73,626	16
TOTAL LIABILITIES	2,302,968	2,279,391	2,279,979	2,224,805	2,190,692	1	5	2,291,244	2,168,992	6
Preferred stock	26,068	26,068	26,068	26,068	26,068	—	—	26,068	26,068	—
Common stockholders’ equity	230,200	227,703	226,410	226,089	224,429	1	3	228,959	222,995	3
TOTAL STOCKHOLDERS’ EQUITY	256,268	253,771	252,478	252,157	250,497	1	2	255,027	249,063	2
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,559,236	$2,533,162	$2,532,457	$2,476,962	$2,441,189	1	5	$2,546,271	$2,418,055	5

AVERAGE RATES (c)
INTEREST-EARNING ASSETS
Deposits with banks	0.92%	0.69%	0.47%	0.44%	0.49%			0.81%	0.50%
Federal funds sold and securities purchased under
resale agreements	1.10	1.08	1.04	1.14	1.15			1.09	1.12
Securities borrowed (d)	(0.09)	(0.19)	(0.20)	(0.35)	(0.38)			(0.14)	(0.37)
Trading assets - debt instruments	3.13	3.38	3.40	3.46	3.50			3.25	3.41
Securities	3.11	3.01	2.87	2.95	2.95			3.06	2.96
Loans	4.46	4.47	4.30	4.23	4.22			4.46	4.24
Other assets (a)	4.28	3.21	2.57	2.14	2.06			3.74	2.05
Total interest-earning assets	2.95	2.88	2.71	2.70	2.73			2.92	2.73

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.25	0.20	0.16	0.15	0.14			0.23	0.14
Federal funds purchased and securities loaned or
sold under repurchase agreements	0.79	0.63	0.56	0.63	0.64			0.71	0.63
Commercial paper	1.29	1.22	1.09	0.97	0.88			1.26	0.82
Trading liabilities - debt, short-term and other liabilities (b)	1.12	0.89	0.67	0.58	0.63			1.00	0.55
Beneficial interests issued by consolidated VIEs	1.51	1.41	1.37	1.26	1.24			1.46	1.19
Long-term debt	2.29	2.21	2.06	1.84	1.92			2.25	1.81
Total interest-bearing liabilities	0.79	0.70	0.63	0.59	0.60			0.75	0.57

INTEREST RATE SPREAD	2.16%	2.18%	2.08%	2.11%	2.13%			2.17%	2.16%
NET YIELD ON INTEREST-EARNING ASSETS	2.31%	2.33%	2.22%	2.24%	2.25%			2.32%	2.28%

(a)	Includes margin loans.

(b)	Includes brokerage customer payables.

(c)	Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.

(d)
Negative yield is related to client-driven demand for certain securities combined with the impact of low interest rates; this is matched book activity and the negative interest expense on the corresponding securities loaned is recognized in interest expense and reported within trading liabilities - debt, short-term and other liabilities.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are considered non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. For additional information on managed basis, refer to the notes on Non-GAAP Financial Measures on page 28.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q17 Change				2017 Change
	2Q17	1Q17	4Q16	3Q16	2Q16	1Q17	2Q16	2017	2016	2016
OTHER INCOME
Other income - reported	$1,472	$770	$951	$782	$1,261	91%	17%	$2,242	$2,062	9%
Fully taxable-equivalent adjustments (a)	596	582	645	540	529	2	13	1,178	1,080	9
Other income - managed	$2,068	$1,352	$1,596	$1,322	$1,790	53	16	$3,420	$3,142	9

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$13,262	$12,611	$11,623	$13,070	$13,033	5	2	$25,873	$24,892	4
Fully taxable-equivalent adjustments (a)	596	582	645	540	529	2	13	1,178	1,080	9
Total noninterest revenue - managed	$13,858	$13,193	$12,268	$13,610	$13,562	5	2	$27,051	$25,972	4

NET INTEREST INCOME
Net interest income - reported	$12,208	$12,064	$11,753	$11,603	$11,347	1	8	$24,272	$22,727	7
Fully taxable-equivalent adjustments (a)	339	329	312	299	305	3	11	668	598	12
Net interest income - managed	$12,547	$12,393	$12,065	$11,902	$11,652	1	8	$24,940	$23,325	7

TOTAL NET REVENUE
Total net revenue - reported	$25,470	$24,675	$23,376	$24,673	$24,380	3	4	$50,145	$47,619	5
Fully taxable-equivalent adjustments (a)	935	911	957	839	834	3	12	1,846	1,678	10
Total net revenue - managed	$26,405	$25,586	$24,333	$25,512	$25,214	3	5	$51,991	$49,297	5

PRE-PROVISION PROFIT
Pre-provision profit - reported	$10,964	$9,656	$9,543	$10,210	$10,742	14	2	$20,620	$20,144	2
Fully taxable-equivalent adjustments (a)	935	911	957	839	834	3	12	1,846	1,678	10
Pre-provision profit - managed	$11,899	$10,567	$10,500	$11,049	$11,576	13	3	$22,466	$21,822	3

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$9,749	$8,341	$8,679	$8,939	$9,340	17	4	$18,090	$16,918	7
Fully taxable-equivalent adjustments (a)	935	911	957	839	834	3	12	1,846	1,678	10
Income before income tax expense - managed	$10,684	$9,252	$9,636	$9,778	$10,174	15	5	$19,936	$18,596	7

INCOME TAX EXPENSE
Income tax expense/(benefit) - reported	$2,720	$1,893	$1,952	$2,653	$3,140	44	(13)	$4,613	$5,198	(11)
Fully taxable-equivalent adjustments (a)	935	911	957	839	834	3	12	1,846	1,678	10
Income tax expense - managed	$3,655	$2,804	$2,909	$3,492	$3,974	30	(8)	$6,459	$6,876	(6)

OVERHEAD RATIO
Overhead ratio - reported	57%	61%	59%	59%	56%			59%	58%
Overhead ratio - managed	55	59	57	57	54			57	56

(a)	Predominantly recognized in the CIB and Commercial Banking (“CB”) business segments and Corporate.

JPMORGAN CHASE & CO.
SEGMENT RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q17 Change				2017 Change
	2Q17	1Q17	4Q16	3Q16	2Q16	1Q17	2Q16	2017	2016	2016
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$11,412	$10,970	$11,019	$11,328	$11,451	4%	—%	$22,382	$22,568	(1)%
Corporate & Investment Bank	8,889	9,536	8,461	9,455	9,165	(7)	(3)	18,425	17,300	7
Commercial Banking	2,088	2,018	1,963	1,870	1,817	3	15	4,106	3,620	13
Asset & Wealth Management	3,212	3,087	3,087	3,047	2,939	4	9	6,299	5,911	7
Corporate	804	(25)	(197)	(188)	(158)	NM	NM	779	(102)	NM
TOTAL NET REVENUE	$26,405	$25,586	$24,333	$25,512	$25,214	3	5	$51,991	$49,297	5

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$6,500	$6,395	$6,303	$6,510	$6,004	2	8	$12,895	$12,092	7
Corporate & Investment Bank	4,841	5,121	4,172	4,934	5,078	(5)	(5)	9,962	9,886	1
Commercial Banking	790	825	744	746	731	(4)	8	1,615	1,444	12
Asset & Wealth Management	2,192	2,580	2,175	2,130	2,098	(15)	4	4,772	4,173	14
Corporate	183	98	439	143	(273)	87	NM	281	(120)	NM
TOTAL NONINTEREST EXPENSE	$14,506	$15,019	$13,833	$14,463	$13,638	(3)	6	$29,525	$27,475	7

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$4,912	$4,575	$4,716	$4,818	$5,447	7	(10)	$9,487	$10,476	(9)
Corporate & Investment Bank	4,048	4,415	4,289	4,521	4,087	(8)	(1)	8,463	7,414	14
Commercial Banking	1,298	1,193	1,219	1,124	1,086	9	20	2,491	2,176	14
Asset & Wealth Management	1,020	507	912	917	841	101	21	1,527	1,738	(12)
Corporate	621	(123)	(636)	(331)	115	NM	440	498	18	NM
PRE-PROVISION PROFIT	$11,899	$10,567	$10,500	$11,049	$11,576	13	3	$22,466	$21,822	3

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$1,394	$1,430	$949	$1,294	$1,201	(3)	16	$2,824	$2,251	25
Corporate & Investment Bank	(53)	(96)	(198)	67	235	45	NM	(149)	694	NM
Commercial Banking	(130)	(37)	124	(121)	(25)	(251)	(420)	(167)	279	NM
Asset & Wealth Management	4	18	(11)	32	(8)	(78)	NM	22	5	340
Corporate	—	—	—	(1)	(1)	—	100	—	(3)	100
PROVISION FOR CREDIT LOSSES	$1,215	$1,315	$864	$1,271	$1,402	(8)	(13)	$2,530	$3,226	(22)

NET INCOME/(LOSS)
Consumer & Community Banking	$2,223	$1,988	$2,364	$2,204	$2,656	12	(16)	$4,211	$5,146	(18)
Corporate & Investment Bank	2,710	3,241	3,431	2,912	2,493	(16)	9	5,951	4,472	33
Commercial Banking	902	799	687	778	696	13	30	1,701	1,192	43
Asset & Wealth Management	624	385	586	557	521	62	20	1,009	1,108	(9)
Corporate	570	35	(341)	(165)	(166)	NM	NM	605	(198)	NM
TOTAL NET INCOME	$7,029	$6,448	$6,727	$6,286	$6,200	9	13	$13,477	$11,720	15

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Jun 30, 2017
							Change		SIX MONTHS ENDED JUNE 30,
	Jun 30,		Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,			2017 Change
	2017		2017	2016	2016	2016	2017	2016	2017	2016	2016
CAPITAL (a)
Risk-based capital metrics
Standardized Transitional
CET1 capital	$186,942	(f)	$184,337	$182,967	$181,606	$179,593	1%	4%
Tier 1 capital	212,351	(f)	209,653	208,112	206,430	204,390	1	4
Total capital	243,050	(f)	240,222	239,553	241,004	238,999	1	2
Risk-weighted assets	1,480,033	(f)	1,468,931	1,464,981	1,480,291	1,469,430	1	1
CET1 capital ratio	12.6%	(f)	12.5%	12.5%	12.3%	12.2%
Tier 1 capital ratio	14.3	(f)	14.3	14.2	13.9	13.9
Total capital ratio	16.4	(f)	16.4	16.4	16.3	16.3

Advanced Transitional
CET1 capital	$186,942	(f)	184,337	182,967	181,606	179,593	1	4
Tier 1 capital	212,351	(f)	209,653	208,112	206,430	204,390	1	4
Total capital	232,516	(f)	229,436	228,592	229,324	227,865	1	2
Risk-weighted assets	1,461,387	(f)	1,467,992	1,476,915	1,515,177	1,497,509	—	(2)
CET1 capital ratio	12.8%	(f)	12.6%	12.4%	12.0%	12.0%
Tier 1 capital ratio	14.5	(f)	14.3	14.1	13.6	13.6
Total capital ratio	15.9	(f)	15.6	15.5	15.1	15.2

Leverage-based capital metrics
Adjusted average assets (b)	$2,512,117	(f)	$2,486,114	$2,484,631	$2,427,423	$2,391,819	1	5
Tier 1 leverage ratio	8.5%	(f)	8.4%	8.4%	8.5%	8.5%
SLR leverage exposure (c)	$3,193,220	(f)	$3,171,822	3,191,990	3,140,733	3,094,545	1	3
SLR (c)	6.7%	(f)	6.6%	6.5%	6.6%	6.6%

TANGIBLE COMMON EQUITY (period-end) (d)
Common stockholders’ equity	$232,415		$229,795	$228,122	$228,263	$226,355	1	3
Less: Goodwill	47,300		47,292	47,288	47,302	47,303	—	—
Less: Other intangible assets	827		847	862	887	917	(2)	(10)
Add: Deferred tax liabilities (e)	3,252		3,225	3,230	3,232	3,220	1	1
Total tangible common equity	$187,540		$184,881	$183,202	$183,306	$181,355	1	3

TANGIBLE COMMON EQUITY (average) (d)
Common stockholders’ equity	$230,200		$227,703	$226,410	$226,089	$224,429	1	3	$228,959	$222,995	3%
Less: Goodwill	47,290		47,293	47,296	47,302	47,309	—	—	47,292	47,320	—
Less: Other intangible assets	838		853	873	903	928	(2)	(10)	845	957	(12)
Add: Deferred tax liabilities (e)	3,239		3,228	3,231	3,226	3,213	—	1	3,234	3,195	1
Total tangible common equity	$185,311		$182,785	$181,472	$181,110	$179,405	1	3	$184,056	$177,913	3

INTANGIBLE ASSETS (period-end)
Goodwill	$47,300		$47,292	$47,288	$47,302	$47,303	—	—
Mortgage servicing rights	5,753		6,079	6,096	4,937	5,072	(5)	13
Other intangible assets	827		847	862	887	917	(2)	(10)
Total intangible assets	$53,880		$54,218	$54,246	$53,126	$53,292	(1)	1

(a)
Basel III requires two comprehensive methodologies for calculating risk-weighted assets: a Standardized approach and an Advanced approach. As required by the Collins Amendment of the Wall Street Reform and Consumer Protection Act, the capital adequacy of the Firm is evaluated against the Basel III approach (Standardized or Advanced) that results, for each quarter, in the lower ratio (the “Collins Floor”). For further discussion of the implementation of Basel III, see Capital Risk Management on pages 76-85 of the 2016 Annual Report, and on pages 32–39 of the Firm's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017.

(b)
Adjusted average assets, for purposes of calculating leverage ratios, includes total quarterly average assets adjusted for on balance sheet assets that are subject to deduction from Tier 1 capital, predominantly goodwill and other intangible assets.

(c)
The supplementary leverage ratio (“SLR”) under Basel III is defined as Tier 1 capital divided by the Firm’s total leverage exposure. Total leverage exposure is calculated by taking the Firm’s adjusted average assets as calculated for the Tier 1 leverage ratio, and adding certain off-balance sheet exposures, such as undrawn commitments and derivatives potential future exposure.

(d)	For further discussion of TCE, see page 28.

(e)
Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in non-taxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

(f)	Estimated.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q17 Change				2017 Change
	2Q17	1Q17	4Q16	3Q16	2Q16	1Q17	2Q16	2017	2016	2016
EARNINGS PER SHARE
Basic earnings per share
Net income	$7,029	$6,448	$6,727	$6,286	$6,200	9%	13%	$13,477	$11,720	15%
Less: Preferred stock dividends	411	412	412	412	411	—	—	823	823	—
Net income applicable to common equity	6,618	6,036	6,315	5,874	5,789	10	14	12,654	10,897	16
Less: Dividends and undistributed earnings allocated to
participating securities	63	61	65	62	61	3	3	123	124	(1)
Net income applicable to common stockholders	$6,555	$5,975	$6,250	$5,812	$5,728	10	14	$12,531	$10,773	16

Total weighted-average basic shares outstanding	3,574.1	3,601.7	3,611.3	3,637.7	3,675.5	(1)	(3)	3,587.9	3,693	(3)
Net income per share	$1.83	$1.66	$1.73	$1.60	$1.56	10	17	$3.49	$2.92	20

Diluted earnings per share
Net income applicable to common stockholders	$6,555	$5,975	$6,250	$5,812	$5,728	10	14	$12,531	$10,773	16
Total weighted-average basic shares outstanding	3,574.1	3,601.7	3,611.3	3,637.7	3,675.5	(1)	(3)	3,587.9	3,693	(3)
Add: Employee stock options, stock appreciation rights (“SARs”), warrants and performance share units (“PSUs”)	24.9	28.7	35.3	32.1	30.7	(13)	(19)	26.8	28.9	(7)
Total weighted-average diluted shares outstanding	3,599.0	3,630.4	3,646.6	3,669.8	3,706.2	(1)	(3)	3,614.7	3,721.9	(3)
Net income per share	$1.82	$1.65	$1.71	$1.58	$1.55	10	17	$3.47	$2.89	20

COMMON DIVIDENDS
Cash dividends declared per share	$0.50	$0.50	$0.48	$0.48	$0.48	—	4	$1.00	$0.92	9
Dividend payout ratio	27%	30%	28%	30%	31%			28%	31%

COMMON EQUITY REPURCHASE PROGRAM (a)
Total shares of common stock repurchased	35.0	32.1	29.8	35.6	45.8	9	(24)	67.1	75.0	(11)
Average price paid per share of common stock	$86.05	$88.14	$75.56	$64.46	$61.93	(2)	39	$87.05	$60.47	44
Aggregate repurchases of common equity	3,007	2,832	2,251	2,295	2,840	6	6	5,839	4,536	29

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	0.9	21.0	2.3	1.3	1.2	(96)	(25)	21.9	23.5	(7)
Net impact of employee issuances on stockholders’ equity (b)	$270	$29	$164	$226	$250	NM	8	$299	$616	(51)

(a)
On June 28, 2017, the Firm announced, that it is authorized to repurchase up to $19.4 billion of common equity between July 1, 2017 and June 30, 2018, under a new equity repurchase program authorized by the Board of Directors.

(b)
The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares and the exercise of employee stock options and SARs.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q17 Change				2017 Change
	2Q17	1Q17	4Q16	3Q16	2Q16	1Q17	2Q16	2017	2016	2016
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$850	$812	$841	$841	$780	5%	9%	$1,662	$1,549	7%
Asset management, administration and commissions	562	539	497	531	535	4	5	1,101	1,065	3
Mortgage fees and related income	401	406	510	624	689	(1)	(42)	807	1,356	(40)
Card income	1,061	817	821	1,099	1,253	30	(15)	1,878	2,444	(23)
All other income	810	743	774	773	881	9	(8)	1,553	1,530	2
Noninterest revenue	3,684	3,317	3,443	3,868	4,138	11	(11)	7,001	7,944	(12)
Net interest income	7,728	7,653	7,576	7,460	7,313	1	6	15,381	14,624	5
TOTAL NET REVENUE	11,412	10,970	11,019	11,328	11,451	4	—	22,382	22,568	(1)

Provision for credit losses	1,394	1,430	949	1,294	1,201	(3)	16	2,824	2,251	25

NONINTEREST EXPENSE
Compensation expense	2,511	2,533	2,468	2,453	2,420	(1)	4	5,044	4,802	5
Noncompensation expense (a)	3,989	3,862	3,835	4,057	3,584	3	11	7,851	7,290	8
TOTAL NONINTEREST EXPENSE	6,500	6,395	6,303	6,510	6,004	2	8	12,895	12,092	7

Income before income tax expense	3,518	3,145	3,767	3,524	4,246	12	(17)	6,663	8,225	(19)
Income tax expense	1,295	1,157	1,403	1,320	1,590	12	(19)	2,452	3,079	(20)
NET INCOME	$2,223	$1,988	$2,364	$2,204	$2,656	12	(16)	$4,211	$5,146	(18)

REVENUE BY LINE OF BUSINESS
Consumer & Business Banking	$5,233	$4,906	$4,774	$4,719	$4,616	7	13	$10,139	$9,166	11
Mortgage Banking	1,426	1,529	1,690	1,874	1,921	(7)	(26)	2,955	3,797	(22)
Card, Commerce Solutions & Auto	4,753	4,535	4,555	4,735	4,914	5	(3)	9,288	9,605	(3)

MORTGAGE FEES AND RELATED INCOME DETAILS:
Net production revenue	152	141	183	247	261	8	(42)	293	423	(31)
Net mortgage servicing revenue (b)	249	265	327	377	428	(6)	(42)	514	933	(45)
Mortgage fees and related income	$401	$406	$510	$624	$689	(1)	(42)	$807	$1,356	(40)

FINANCIAL RATIOS
ROE	17%	15%	17%	16%	20%			16%	19%
Overhead ratio	57	58	57	57	52			58	54

(a)
Included operating lease depreciation expense of $638 million, $599 million, $549 million, $504 million and $460 million for the three months ended June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016, and June 30, 2016, respectively, and $1.2 billion and $892 million for the six months ended June 30, 2017 and 2016, respectively.

(b)
Included MSR risk management of $(57) million, $(52) million, $(23) million, $38 million and $73 million for the three months ended June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016, and June 30, 2016, respectively, and $(109) million and $202 million for the six months ended June 30, 2017 and 2016, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q17 Change				2017 Change
	2Q17	1Q17	4Q16	3Q16	2Q16	1Q17	2Q16	2017	2016	2016
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$529,859	$524,770	$535,310	$521,276	$519,187	1%	2%	$529,859	$519,187	2%

Loans:
Consumer & Business Banking	25,044	24,386	24,307	23,846	23,588	3	6	25,044	23,588	6
Home equity	46,330	48,234	50,296	52,445	54,569	(4)	(15)	46,330	54,569	(15)
Residential mortgage	189,661	185,114	181,196	181,564	178,670	2	6	189,661	178,670	6
Mortgage Banking	235,991	233,348	231,492	234,009	233,239	1	1	235,991	233,239	1
Credit Card	140,141	135,016	141,816	133,435	131,591	4	6	140,141	131,591	6
Auto	65,627	65,568	65,814	64,512	64,056	—	2	65,627	64,056	2
Student	75	6,253	7,057	7,354	7,614	(99)	(99)	75	7,614	(99)
Total loans	466,878	464,571	470,486	463,156	460,088	—	1	466,878	460,088	1
Core loans	393,639	381,393	382,608	371,060	364,007	3	8	393,639	364,007	8

Deposits	648,369	646,962	618,337	605,117	586,074	—	11	648,369	586,074	11
Equity	51,000	51,000	51,000	51,000	51,000	—	—	51,000	51,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$528,598	$532,098	$527,684	$521,882	$512,434	(1)	3	$530,338	$507,833	4

Loans:
Consumer & Business Banking	24,725	24,359	24,040	23,678	23,223	2	6	24,543	22,998	7
Home equity	47,339	49,278	51,393	53,501	55,615	(4)	(15)	48,303	56,666	(15)
Residential mortgage	187,201	183,756	182,820	180,669	175,753	2	7	185,489	172,224	8
Mortgage Banking	234,540	233,034	234,213	234,170	231,368	1	1	233,792	228,890	2
Credit Card	138,132	137,211	136,181	132,713	128,396	1	8	137,674	127,848	8
Auto	65,474	65,315	65,286	64,068	63,661	—	3	65,395	62,456	5
Student	4,642	6,916	7,217	7,490	7,757	(33)	(40)	5,772	7,896	(27)
Total loans	467,513	466,835	466,937	462,119	454,405	—	3	467,176	450,088	4
Core loans	387,783	381,016	376,933	367,999	356,380	2	9	384,419	350,042	10

Deposits	639,873	622,915	607,175	593,671	583,115	3	10	631,441	572,699	10
Equity	51,000	51,000	51,000	51,000	51,000	—	—	51,000	51,000	—

Headcount	135,453	133,590	132,802	132,092	131,815	1	3	135,453	131,815	3

Note: In the first quarter of 2017, the Firm transferred the student loan portfolio to held-for-sale. Net charge-offs related to the portfolio predominantly reflect a write-down of the portfolio to the estimated fair value at the time of the transfer. This transfer impacted certain loan and credit-related metrics disclosed on pages 12-13 and 24-27.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q17 Change				2017 Change
	2Q17	1Q17	4Q16	3Q16	2Q16	1Q17	2Q16	2017	2016	2016
CREDIT DATA AND QUALITY STATISTICS
Nonaccrual loans (a)(b)	$4,124	$4,442	$4,708	$4,853	$4,980	(7)%	(17)%	$4,124	$4,980	(17)%
Net charge-offs/(recoveries) (c)
Consumer & Business Banking	56	57	77	71	53	(2)	6	113	109	4
Home equity	7	47	48	42	35	(85)	(80)	54	94	(43)
Residential mortgage	(4)	3	3	7	3	NM	NM	(1)	4	NM
Mortgage Banking	3	50	51	49	38	(94)	(92)	53	98	(46)
Credit Card	1,037	993	914	838	860	4	21	2,030	1,690	20
Auto	48	81	93	79	46	(41)	4	129	113	14
Student	—	498	64	32	29	NM	NM	498	66	NM
Total net charge-offs/(recoveries)	$1,144	$1,679	$1,199	$1,069	$1,026	(32)	12	$2,823	$2,076	36
Net charge-off/(recovery) rate (c)
Consumer & Business Banking	0.91%	0.95%	1.27%	1.19%	0.92%			0.93%	0.95%
Home equity (d)	0.08	0.52	0.50	0.42	0.34			0.30	0.45
Residential mortgage (d)	(0.01)	0.01	0.01	0.02	0.01			—	0.01
Mortgage Banking (d)	0.01	0.10	0.10	0.10	0.08			0.05	0.10
Credit Card	3.01	2.94	2.67	2.51	2.70			2.98	2.66
Auto	0.29	0.50	0.57	0.49	0.29			0.40	0.36
Student	—	NM	3.53	1.70	1.50			NM	1.68
Total net charge-off/(recovery) rate (d)	1.07	1.58 (h)	1.11	1.00	0.99			1.32 (h)	1.02

30+ day delinquency rate
Mortgage Banking (e)(f)	1.02%	1.08%	1.23%	1.27%	1.33%			1.02%	1.33%
Credit Card	1.59	1.66	1.61	1.53	1.40			1.59	1.40
Auto	0.88	0.93	1.19	1.08	1.16			0.88	1.16
Student (g)	—	—	1.60	1.81	1.43			—	1.43
90+ day delinquency rate - Credit Card	0.80	0.87	0.81	0.75	0.70			0.80	0.70

Allowance for loan losses
Consumer & Business Banking	$796	$753	$753	$703	$703	6	13	$796	$703	13
Mortgage Banking, excluding PCI loans	1,153	1,328	1,328	1,488	1,488	(13)	(23)	1,153	1,488	(23)
Mortgage Banking - PCI loans (c)	2,265	2,287	2,311	2,618	2,654	(1)	(15)	2,265	2,654	(15)
Credit Card	4,384	4,034	4,034	3,884	3,684	9	19	4,384	3,684	19
Auto	499	474	474	474	449	5	11	499	449	11
Student	—	—	249	274	274	NM	NM	—	274	NM
Total allowance for loan losses (c)	$9,097	$8,876	$9,149	$9,441	$9,252	2	(2)	$9,097	$9,252	(2)

Note : CCB provides several non-GAAP financial measures which exclude the impact of PCI loans. For further discussion of these measures, see page 28.

(a)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(b)
At June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016 and June 30, 2016, nonaccrual loans excluded loans 90 or more days past due as follows: (1) mortgage loans insured by U.S. government agencies of $4.1 billion, $4.5 billion, $5.0 billion, $5.0 billion and $5.2 billion, respectively; and (2) student loans insured by U.S. government agencies under the Federal Family Education Loan Program (“FFELP”) of $24 million, $234 million, $263 million, $259 million and $252 million, respectively. These amounts have been excluded based upon the government guarantee.

(c)
Net charge-offs/(recoveries) and the net charge-off/(recovery) rates for the three months ended June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016 and June 30, 2016, excluded write-offs in the PCI portfolio of $22 million, $24 million, $32 million, $36 million and $41 million, respectively, and for the six months ended June 30, 2017, and 2016 excluded $46 million and $88 million, respectively. These write-offs decreased the allowance for loan losses for PCI loans. For further information on PCI write-offs, see Summary of Changes in the Allowances on page 26.

(d)
Excludes the impact of PCI loans. For the three months ended June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016 and June 30, 2016, the net charge-off/(recovery) rates including the impact of PCI loans were as follows: (1) home equity of 0.06%, 0.39%, 0.37%, 0.31% and 0.25%, respectively; (2) residential mortgage of (0.01)%, 0.01%, 0.01%, 0.02% and 0.01%, respectively; (3) Mortgage Banking of 0.01%, 0.09%, 0.09%, 0.08% and 0.07%, respectively; and (4) total CCB of 0.99%, 1.46%, 1.02%, 0.92% and 0.91%, respectively. For the six months ended June 30, 2017 and 2016, the net charge-off/(recovery) rates including the impact of PCI loans were as follows: (1) home equity of 0.23% and 0.33%, respectively; (2) residential mortgage of –% for both periods; (3) Mortgage Banking of 0.05% and 0.09%, respectively; and (4) total CCB of 1.23% and 0.93%, respectively.

(e)
At June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016 and June 30, 2016, excluded mortgage loans insured by U.S. government agencies of $6.0 billion, $6.3 billion, $7.0 billion, $7.0 billion and $7.2 billion, respectively, that are 30 or more days past due. These amounts have been excluded based upon the government guarantee.

(f)
Excludes PCI loans. The 30+ day delinquency rate for PCI loans was 9.06%, 9.11%, 9.82%, 10.01% and 10.09% at June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016 and June 30, 2016, respectively.

(g)
Excluded student loans insured by U.S government agencies under FFELP of $468 million, $461 million and $458 million at December 31, 2016, September 30, 2016 and June 30, 2016, respectively, that are 30 or more days past due. These amounts have been excluded based upon the government guarantee.

(h)
Excluding net charge-offs of $467 million related to the student loan portfolio transfer, the total net charge-off rates for the three months ended March 31, 2017 and six months ended June 30, 2017 would have been 1.14% and 1.10%, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS												SIX MONTHS ENDED JUNE 30,
											2Q17 Change						2017 Change
	2Q17		1Q17		4Q16		3Q16		2Q16		1Q17	2Q16	2017		2016		2016
BUSINESS METRICS
Number of:
Branches	5,217		5,246		5,258		5,310		5,366		(1)%	(3)%	5,217		5,366		(3)%
Active digital customers (in thousands) (a)	45,876		45,463		43,836		43,657		42,833		1	7	45,876		42,833		7
Active mobile customers (in thousands) (b)	28,386		27,256		26,536		26,047		24,817		4	14	28,386		24,817		14

Debit and credit card sales volume (in billions)	$230.1		$208.4		$219.0		$207.1		$204.6		10	12	$438.5		$391.8		12

Consumer & Business Banking
Average deposits	$625,381		$609,035		$590,653		$576,573		$567,415		3	10	$617,253		$557,931		11
Deposit margin	1.96%		1.88%		1.80%		1.79%		1.80%				1.92%		1.83%
Business banking origination volume	$2,193		$1,703		$1,641		$1,803		$2,183		29	—	$3,896		$3,871		1
Client investment assets	252,993		245,050		234,532		231,574		224,741		3	13	252,993		224,741		13

Mortgage Banking (in billions)
Mortgage origination volume by channel
Retail	$9.7		$9.0		$12.7		$11.7		$11.2		8	(13)	$18.7		$19.9		(6)
Correspondent	14.2		13.4		16.4		15.4		13.8		6	3	27.6		27.5		—
Total mortgage origination volume (c)	$23.9		$22.4		$29.1		$27.1		$25.0		7	(4)	$46.3		$47.4		(2)
Total loans serviced (period-end)	$827.8		$836.3		$846.6		$863.3		$880.3		(1)	(6)	$827.8		$880.3		(6)
Third-party mortgage loans serviced (period-end)	568.0		582.6		591.5		609.2		629.9		(3)	(10)	568.0		629.9		(10)
MSR carrying value (period-end)	5.8		6.1		6.1		4.9		5.1		(5)	14	5.8		5.1		14
Ratio of MSR carrying value (period-end) to third-party mortgage
loans serviced (period-end)	1.02%		1.05%		1.03%		0.80%		0.81%				1.02%		0.81%
MSR revenue multiple (d)	2.91	x	3.00	x	2.94	x	2.29	x	2.31	x			2.91	x	2.31	x

Credit Card, excluding Commercial Card
Credit card sales volume (in billions)	$156.8		$139.7		$148.5		$139.2		$136.0		12	15	$296.5		$257.7		15
New accounts opened	2.1		2.5		2.7		2.7		2.7		(16)	(22)	4.6		5.0		(8)

Card Services
Net revenue rate	10.53%		10.15%		10.14%		11.04%		12.28%				10.34%		12.04%

Commerce Solutions
Merchant processing volume (in billions)	$294.4		$274.3		$284.9		$267.2		$263.8		7	12	$568.7		$511.3		11

Auto
Loan and lease origination volume (in billions)	$8.3		$8.0		$8.0		$9.3		$8.5		4	(2)	$16.3		$18.1		(10)
Average Auto operating lease assets	14,728		13,757		12,613		11,418		10,435		7	41	14,245		10,025		42

(a)	Users of all web and/or mobile platforms who have logged in within the past 90 days.

(b)	Users of all mobile platforms who have logged in within the past 90 days.

(c)
Firmwide mortgage origination volume was $26.2 billion, $25.6 billion, $33.5 billion, $30.9 billion and $28.6 billion for the three months ended June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016 and June 30, 2016, respectively, and $51.8 billion and $53.0 billion for the six months ended June 30, 2017, and 2016, respectively.

(d)
Represents the ratio of MSR carrying value (period-end) to third-party mortgage loans serviced (period-end) divided by the ratio of annualized loan servicing-related revenue to third-party mortgage loans serviced (average).

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q17 Change				2017 Change
	2Q17	1Q17	4Q16	3Q16	2Q16	1Q17	2Q16	2017	2016	2016
INCOME STATEMENT
REVENUE
Investment banking fees	$1,803	$1,812	$1,612	$1,855	$1,636	—%	10%	$3,615	$2,957	22%
Principal transactions	2,928	3,507	2,372	3,282	2,965	(17)	(1)	6,435	5,435	18
Lending- and deposit-related fees	387	388	400	402	385	—	1	775	779	(1)
Asset management, administration and commissions	1,068	1,052	1,000	968	1,025	2	4	2,120	2,094	1
All other income	258	177	242	183	464	46	(44)	435	744	(42)
Noninterest revenue	6,444	6,936	5,626	6,690	6,475	(7)	—	13,380	12,009	11
Net interest income	2,445	2,600	2,835	2,765	2,690	(6)	(9)	5,045	5,291	(5)
TOTAL NET REVENUE (a)	8,889	9,536	8,461	9,455	9,165	(7)	(3)	18,425	17,300	7

Provision for credit losses	(53)	(96)	(198)	67	235	45	NM	(149)	694	NM

NONINTEREST EXPENSE
Compensation expense	2,451	2,800	1,696	2,513	2,737	(12)	(10)	5,251	5,337	(2)
Noncompensation expense	2,390	2,321	2,476	2,421	2,341	3	2	4,711	4,549	4
TOTAL NONINTEREST EXPENSE	4,841	5,121	4,172	4,934	5,078	(5)	(5)	9,962	9,886	1

Income before income tax expense	4,101	4,511	4,487	4,454	3,852	(9)	6	8,612	6,720	28
Income tax expense	1,391	1,270	1,056	1,542	1,359	10	2	2,661	2,248	18
NET INCOME	$2,710	$3,241	$3,431	$2,912	$2,493	(16)	9	$5,951	$4,472	33

FINANCIAL RATIOS
ROE	15%	18%	20%	17%	15%			16%	13%
Overhead ratio	54	54	49	52	55			54	57
Compensation expense as a percent of total net revenue	28	29	20	27	30			28	31

REVENUE BY BUSINESS
Investment Banking	$1,695	$1,651	$1,487	$1,740	$1,492	3	14	$3,346	$2,723	23
Treasury Services	1,055	981	950	917	892	8	18	2,036	1,776	15
Lending	373	389	346	283	277	(4)	35	762	579	32
Total Banking	3,123	3,021	2,783	2,940	2,661	3	17	6,144	5,078	21
Fixed Income Markets	3,216	4,215	3,369	4,334	3,959	(24)	(19)	7,431	7,556	(2)
Equity Markets	1,586	1,606	1,150	1,414	1,600	(1)	(1)	3,192	3,176	1
Securities Services	982	916	887	916	907	7	8	1,898	1,788	6
Credit Adjustments & Other (b)	(18)	(222)	272	(149)	38	92	NM	(240)	(298)	19
Total Markets & Investor Services	5,766	6,515	5,678	6,515	6,504	(11)	(11)	12,281	12,222	—
TOTAL NET REVENUE	$8,889	$9,536	$8,461	$9,455	$9,165	(7)	(3)	$18,425	$17,300	7

(a)
Included tax-equivalent adjustments, predominantly due to income tax credits related to alternative energy investments; income tax credits and amortization of the cost of investments in affordable housing projects; as well as tax-exempt income from municipal bonds of $554 million, $551 million, $591 million, $483 million and $476 million for the three months ended June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016, and June 30, 2016, respectively, and $1.1 billion and $974 million for the six months ended June 30, 2017 and 2016, respectively.

(b)
Consists primarily of credit valuation adjustments (“CVA”) managed by the Credit Portfolio Group, funding valuation adjustments (“FVA”) and debit valuation adjustments (“DVA”) on derivatives. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q17 Change				2017 Change
	2Q17	1Q17	4Q16	3Q16	2Q16	1Q17	2Q16	2017	2016	2016
SELECTED BALANCE SHEET DATA (period-end)
Assets	$847,377	$840,304	$803,511	$825,933	$826,019	1%	3%	$847,377	$826,019	3%
Loans:
Loans retained (a)	108,935	107,902	111,872	117,133	112,637	1	(3)	108,935	112,637	(3)
Loans held-for-sale and loans at fair value	7,168	6,477	3,781	4,184	5,600	11	28	7,168	5,600	28
Total loans	116,103	114,379	115,653	121,317	118,237	2	(2)	116,103	118,237	(2)
Core loans	115,764	114,003	115,243	120,885	117,821	2	(2)	115,764	117,821	(2)

Equity	70,000	70,000	64,000	64,000	64,000	—	9	70,000	64,000	9

SELECTED BALANCE SHEET DATA (average)
Assets	$864,686	$838,017	$836,446	$811,217	$815,886	3	6	$851,425	$806,717	6
Trading assets - debt and equity instruments	351,678	328,339	304,348	306,431	306,418	7	15	340,073	295,770	15
Trading assets - derivative receivables	54,937	58,948	65,675	63,829	61,457	(7)	(11)	56,931	62,007	(8)
Loans:
Loans retained (a)	110,011	108,389	112,987	110,941	111,668	1	(1)	109,204	110,190	(1)
Loans held-for-sale and loans at fair value	5,789	5,308	4,998	3,864	3,169	9	83	5,550	3,187	74
Total loans	115,800	113,697	117,985	114,805	114,837	2	1	114,754	113,377	1
Core loans	115,434	113,309	117,570	114,380	114,421	2	1	114,375	112,919	1

Equity	70,000	70,000	64,000	64,000	64,000	—	9	70,000	64,000	9

Headcount	49,228	48,700	48,748	49,176	48,805	1	1	49,228	48,805	1

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$47	$(18)	$29	$3	$90	NM	(48)	$29	$136	(79)
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (b)	462	308	467	614	623	50	(26)	462	623	(26)
Nonaccrual loans held-for-sale and loans at fair value	31	109	109	26	7	(72)	343	31	7	343
Total nonaccrual loans	493	417	576	640	630	18	(22)	493	630	(22)

Derivative receivables	170	179	223	232	220	(5)	(23)	170	220	(23)
Assets acquired in loan satisfactions	71	87	79	75	75	(18)	(5)	71	75	(5)
Total nonperforming assets	734	683	878	947	925	7	(21)	734	925	(21)
Allowance for credit losses:
Allowance for loan losses	1,298	1,346	1,420	1,611	1,669	(4)	(22)	1,298	1,669	(22)
Allowance for lending-related commitments	745	797	801	837	715	(7)	4	745	715	4
Total allowance for credit losses	2,043	2,143	2,221	2,448	2,384	(5)	(14)	2,043	2,384	(14)

Net charge-off/(recovery) rate (a)(d)	0.17%	(0.07)%	0.10%	0.01%	0.32%			0.05%	0.25%
Allowance for loan losses to period-end loans retained (a)	1.19	1.25	1.27	1.38	1.48			1.19	1.48
Allowance for loan losses to period-end loans retained,
excluding trade finance and conduits (c)	1.83	1.91	1.86	2.02	2.23			1.83	2.23
Allowance for loan losses to nonaccrual loans retained (a)(b)	281	437	304	262	268			281	268
Nonaccrual loans to total period-end loans	0.42	0.36	0.50	0.53	0.53			0.42	0.53

(a)	Loans retained includes credit portfolio loans, loans held by consolidated Firm-administered multi-seller conduits, trade finance loans, other held-for-investment loans and overdrafts.

(b)
Allowance for loan losses of $164 million, $61 million, $113 million, $202 million and $211 million were held against nonaccrual loans at June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016, and June 30, 2016, respectively.

(c)
Management uses allowance for loan losses to period-end loans retained, excluding trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

(d)	Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q17 Change				2017 Change
	2Q17	1Q17	4Q16	3Q16	2Q16	1Q17	2Q16	2017	2016	2016
BUSINESS METRICS
Advisory	$503	$501	$517	$542	$466	—%	8%	$1,004	$1,051	(4)%
Equity underwriting	367	394	299	370	285	(7)	29	761	490	55
Debt underwriting	933	917	796	943	885	2	5	1,850	1,416	31
Total investment banking fees	$1,803	$1,812	$1,612	$1,855	$1,636	—	10	$3,615	$2,957	22

Assets under custody (“AUC”) (period-end) (in billions)	$22,134	$21,383	$20,520	$21,224	$20,470	4	8	$22,134	$20,470	8

Client deposits and other third-party liabilities (average) (a)	404,920	391,716	390,793	381,542	373,671	3	8	398,354	366,299	9

Trade finance loans (period-end)	17,356	16,613	15,923	16,957	17,362	4	—	17,356	17,362	—

95% Confidence Level - Total CIB VaR (average) (b)
CIB trading VaR by risk type: (c)
Fixed income	$28	$28	$40	$49	$46	—	(39)
Foreign exchange	8	10	12	16	12	(20)	(33)
Equities	12	11	10	8	14	9	(14)
Commodities and other	8	8	9	9	9	—	(11)
Diversification benefit to CIB trading VaR (d)	(30)	(34)	(36)	(42)	(37)	12	19
CIB trading VaR (c)	26	23	35	40	44	13	(41)
Credit portfolio VaR (e)	9	10	12	13	12	(10)	(25)
Diversification benefit to CIB VaR (d)	(8)	(8)	(8)	(10)	(12)	—	33
CIB VaR	$27	$25	$39	$43	$44	8	(39)

(a)	Client deposits and other third party liabilities pertain to the Treasury Services and Securities Services businesses.

(b)
As discussed in footnote (c) on page 3, the Firm refined the scope of positions included in risk management VaR during the third quarter of 2016 and refined the historical proxy time series inputs to certain VaR models during the first quarter of 2017. In the absence of these refinements, the average VaR for each of the following reported components would have been higher by the following amounts: CIB fixed income of $6 million and $5 million for the three months ended June 30, 2017 and March 31, 2017, respectively; CIB equities VaR of $3 million, $3 million, $7 million, and $5 million, CIB trading VaR of $8 million, $5 million, $4 million, and $4 million, CIB VaR of $10 million, $6 million, $5 million, and $6 million for the three months ended June 30 2017, March 31, 2017, December 31, 2016, and September 30, 2016, respectively.

(c)
CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. For further information, see VaR measurement on pages 118–119 of the 2016 Annual Report, and pages 62-64 of the Firm's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017.

(d)
Average portfolio VaR was less than the sum of the VaR of the components described above, which is due to portfolio diversification. The diversification effect reflects the fact that the risks were not perfectly correlated.

(e)
Credit portfolio VaR includes the derivative CVA, hedges of the CVA and hedges of the retained loan portfolio, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q17 Change				2017 Change
	2Q17	1Q17	4Q16	3Q16	2Q16	1Q17	2Q16	2017	2016	2016
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$232	$235	$230	$228	$227	(1)%	2%	$467	$459	2%
Asset management, administration and commissions	16	18	15	14	18	(11)	(11)	34	40	(15)
All other income (a)	335	346	355	336	341	(3)	(2)	681	643	6
Noninterest revenue	583	599	600	578	586	(3)	(1)	1,182	1,142	4
Net interest income	1,505	1,419	1,363	1,292	1,231	6	22	2,924	2,478	18
TOTAL NET REVENUE (b)	2,088	2,018	1,963	1,870	1,817	3	15	4,106	3,620	13

Provision for credit losses	(130)	(37)	124	(121)	(25)	(251)	(420)	(167)	279	NM

NONINTEREST EXPENSE
Compensation expense	365	371	333	343	322	(2)	13	736	656	12
Noncompensation expense	425	454	411	403	409	(6)	4	879	788	12
TOTAL NONINTEREST EXPENSE	790	825	744	746	731	(4)	8	1,615	1,444	12

Income before income tax expense	1,428	1,230	1,095	1,245	1,111	16	29	2,658	1,897	40
Income tax expense	526	431	408	467	415	22	27	957	705	36
NET INCOME	$902	$799	$687	$778	$696	13	30	$1,701	$1,192	43

Revenue by product
Lending	$1,023	$992	$994	$956	$917	3	12	$2,015	$1,845	9
Treasury services	854	796	730	693	680	7	26	1,650	1,374	20
Investment banking (c)	189	216	220	203	207	(13)	(9)	405	362	12
Other	22	14	19	18	13	57	69	36	39	(8)
Total Commercial Banking net revenue	$2,088	$2,018	$1,963	$1,870	$1,817	3	15	$4,106	$3,620	13

Investment banking revenue, gross (d)	$524	$646	$608	$600	$595	(19)	(12)	$1,170	$1,078	9

Revenue by client segment
Middle Market Banking (e)	$839	$784	$753	$706	$689	7	22	$1,623	$1,389	17
Corporate Client Banking (e)	662	666	645	622	608	(1)	9	1,328	1,162	14
Commercial Term Lending	364	367	355	350	342	(1)	6	731	703	4
Real Estate Banking	147	134	128	117	107	10	37	281	211	33
Other	76	67	82	75	71	13	7	143	155	(8)
Total Commercial Banking net revenue	$2,088	$2,018	$1,963	$1,870	$1,817	3	15	$4,106	$3,620	13

FINANCIAL RATIOS
ROE	17%	15%	16%	18%	16%			16%	14%
Overhead ratio	38	41	38	40	40			39	40

(a)	Includes revenue from investment banking products and commercial card transactions.

(b)
Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities that provide loans to qualified businesses in low-income communities, as well as tax-exempt income related to municipal financing activities of $131 million, $121 million, $134 million, $127 million and $124 million for the three months ended June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016, and June 30, 2016, respectively, and $252 million and $244 million for six months ended June 30, 2017 and 2016, respectively.

(c)	Includes total Firm revenue from investment banking products sold to CB clients, net of revenue sharing with the CIB.

(d)	Represents total Firm revenue from investment banking products sold to CB clients.

(e)
Certain clients were transferred from Middle Market Banking to Corporate Client Banking effective in the second quarter 2017. Prior period results were revised to conform with the current period presentation.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q17 Change				2017 Change
	2Q17	1Q17	4Q16	3Q16	2Q16	1Q17	2Q16	2017	2016	2016
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$220,676	$217,348	$214,341	$212,189	$208,151	2%	6%	$220,676	$208,151	6%
Loans:
Loans retained	197,912	194,538	188,261	185,609	179,164	2	10	197,912	179,164	10
Loans held-for-sale and loans at fair value	1,661	1,056	734	191	134	57	NM	1,661	134	NM
Total loans	$199,573	$195,594	$188,995	$185,800	$179,298	2	11	$199,573	$179,298	11
Core loans	199,319	195,296	188,673	185,354	178,809	2	11	199,319	178,809	11
Equity	20,000	20,000	16,000	16,000	16,000	—	25	20,000	16,000	25

Period-end loans by client segment
Middle Market Banking (a)	$56,377	$55,113	$53,929	$53,581	$51,949	2	9	$56,377	$51,949	9
Corporate Client Banking (a)	45,918	45,798	43,027	43,517	42,374	—	8	45,918	42,374	8
Commercial Term Lending	73,760	72,496	71,249	69,133	66,499	2	11	73,760	66,499	11
Real Estate Banking	16,726	15,846	14,722	13,905	12,872	6	30	16,726	12,872	30
Other	6,792	6,341	6,068	5,664	5,604	7	21	6,792	5,604	21
Total Commercial Banking loans	$199,573	$195,594	$188,995	$185,800	$179,298	2	11	$199,573	$179,298	11

SELECTED BALANCE SHEET DATA (average)
Total assets	$217,694	$213,784	$212,848	$208,765	$205,953	2	6	$215,750	$204,222	6
Loans:
Loans retained	196,454	190,774	187,528	180,962	176,229	3	11	193,630	173,033	12
Loans held-for-sale and loans at fair value	1,402	717	1,342	517	583	96	140	1,061	516	106
Total loans	$197,856	$191,491	$188,870	$181,479	$176,812	3	12	$194,691	$173,549	12
Core loans	197,567	191,180	188,478	181,016	176,251	3	12	194,391	172,939	12
Client deposits and other third-party liabilities	173,214	176,780	180,036	173,696	170,717	(2)	1	174,987	171,898	2
Equity	20,000	20,000	16,000	16,000	16,000	—	25	20,000	16,000	25

Average loans by client segment
Middle Market Banking (a)	$55,651	$54,267	$53,806	$52,646	$51,937	3	7	$54,963	$51,246	7
Corporate Client Banking (a)	46,483	43,582	44,390	42,141	41,111	7	13	45,041	40,231	12
Commercial Term Lending	73,081	71,880	70,316	67,696	65,262	2	12	72,484	64,369	13
Real Estate Banking	16,139	15,525	14,452	13,382	12,936	4	25	15,834	12,200	30
Other	6,502	6,237	5,906	5,614	5,566	4	17	6,369	5,503	16
Total Commercial Banking loans	$197,856	$191,491	$188,870	$181,479	$176,812	3	12	$194,691	$173,549	12

Headcount	8,823	8,554	8,365	8,333	8,127	3	9	8,823	8,127	9

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$8	$(10)	$53	$44	$60	NM	(87)	$(2)	$66	NM
Nonperforming assets
Nonaccrual loans:
Nonaccrual loans retained (b)	819	929	1,149	1,212	1,258	(12)	(35)	819	1,258	(35)
Nonaccrual loans held-for-sale and loans
at fair value	—	—	—	—	—	—	—	—	—	—
Total nonaccrual loans	819	929	1,149	1,212	1,258	(12)	(35)	819	1,258	(35)

Assets acquired in loan satisfactions	4	11	1	1	1	(64)	300	4	1	300
Total nonperforming assets	823	940	1,150	1,213	1,259	(12)	(35)	823	1,259	(35)
Allowance for credit losses:
Allowance for loan losses	2,678	2,896	2,925	2,858	3,041	(8)	(12)	2,678	3,041	(12)
Allowance for lending-related commitments	331	251	248	244	226	32	46	331	226	46
Total allowance for credit losses	3,009	3,147	3,173	3,102	3,267	(4)	(8)	3,009	3,267	(8)

Net charge-off/(recovery) rate (c)	0.02%	(0.02)%	0.11%	0.10%	0.14%			—%	0.08%
Allowance for loan losses to period-end loans retained	1.35	1.49	1.55	1.54	1.70			1.35	1.70
Allowance for loan losses to nonaccrual loans retained (b)	327	312	255	236	242			327	242
Nonaccrual loans to period-end total loans	0.41	0.47	0.61	0.65	0.70			0.41	0.70

(a)
Certain clients were transferred from Middle Market Banking to Corporate Client Banking effective in the second quarter of 2017. Prior period results were revised to conform with the current period presentation.

(b)
Allowance for loan losses of $112 million, $115 million, $155 million, $221 million and $292 million was held against nonaccrual loans retained at June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016, and June 30, 2016, respectively.

(c)	Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q17 Change				2017 Change
	2Q17	1Q17	4Q16	3Q16	2Q16	1Q17	2Q16	2017	2016	2016
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$2,211	$2,105	$2,209	$2,087	$2,102	5%	5%	$4,316	$4,118	5%
All other income	155	163	89	190	90	(5)	72	318	319	—
Noninterest revenue	2,366	2,268	2,298	2,277	2,192	4	8	4,634	4,437	4
Net interest income	846	819	789	770	747	3	13	1,665	1,474	13
TOTAL NET REVENUE	3,212	3,087	3,087	3,047	2,939	4	9	6,299	5,911	7

Provision for credit losses	4	18	(11)	32	(8)	(78)	NM	22	5	340

NONINTEREST EXPENSE
Compensation expense	1,278	1,331	1,296	1,279	1,249	(4)	2	2,609	2,490	5
Noncompensation expense	914	1,249	879	851	849	(27)	8	2,163	1,683	29
TOTAL NONINTEREST EXPENSE	2,192	2,580	2,175	2,130	2,098	(15)	4	4,772	4,173	14

Income before income tax expense	1,016	489	923	885	849	108	20	1,505	1,733	(13)
Income tax expense	392	104	337	328	328	277	20	496	625	(21)
NET INCOME	$624	$385	$586	$557	$521	62	20	$1,009	$1,108	(9)

REVENUE BY LINE OF BUSINESS
Asset Management	$1,561	$1,487	$1,550	$1,497	$1,424	5	10	$3,048	$2,923	4
Wealth Management	1,651	1,600	1,537	1,550	1,515	3	9	3,251	2,988	9
TOTAL NET REVENUE	$3,212	$3,087	$3,087	$3,047	$2,939	4	9	$6,299	$5,911	7

FINANCIAL RATIOS
ROE	27%	16%	25%	24%	22%			22%	24%
Overhead ratio	68	84	70	70	71			76	71
Pretax margin ratio:
Asset Management	31	1	30	31	30			16	31
Wealth Management	33	30	30	27	28			31	27
Asset & Wealth Management	32	16	30	29	29			24	29

Headcount	22,289	22,196	21,082	21,142	20,897	—	7	22,289	20,897	7

Number of client advisors	2,452	2,480	2,504	2,560	2,622	(1)	(6)	2,452	2,622	(6)

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q17 Change				2017 Change
	2Q17	1Q17	4Q16	3Q16	2Q16	1Q17	2Q16	2017	2016	2016
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$147,508	$141,049	$138,384	$137,295	$134,380	5%	10%	$147,508	$134,380	10%
Loans	124,517	119,947	118,039	116,043	113,319	4	10	124,517	113,319	10
Core loans	124,517	119,947	118,039	116,043	113,319	4	10	124,517	113,319	10
Deposits	146,758	157,295	161,577	157,274	148,967	(7)	(1)	146,758	148,967	(1)
Equity	9,000	9,000	9,000	9,000	9,000	—	—	9,000	9,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$142,966	$138,178	$135,213	$134,920	$131,529	3	9	$140,585	$130,659	8
Loans	122,173	118,310	115,063	114,201	111,704	3	9	120,252	111,101	8
Core loans	122,173	118,310	115,063	114,201	111,704	3	9	120,252	111,101	8
Deposits	150,786	158,810	158,335	153,121	151,214	(5)	—	154,776	150,915	3
Equity	9,000	9,000	9,000	9,000	9,000	—	—	9,000	9,000	—

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$2	$3	$—	$5	$2	(33)	—	$5	$11	(55)
Nonaccrual loans	400	379	390	372	254	6	57	400	254	57
Allowance for credit losses:
Allowance for loan losses	285	289	274	285	258	(1)	10	285	258	10
Allowance for lending-related commitments	10	4	4	5	4	150	150	10	4	150
Total allowance for credit losses	295	293	278	290	262	1	13	295	262	13
Net charge-off/(recovery) rate	0.01%	0.01%	—%	0.02%	0.01%			0.01%	0.02%
Allowance for loan losses to period-end loans	0.23	0.24	0.23	0.25	0.23			0.23	0.23
Allowance for loan losses to nonaccrual loans	71	76	70	77	102			71	102
Nonaccrual loans to period-end loans	0.32	0.32	0.33	0.32	0.22			0.32	0.22

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Jun 30, 2017
						Change		SIX MONTHS ENDED JUNE 30,
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,			2017 Change
CLIENT ASSETS	2017	2017	2016	2016	2016	2017	2016	2017	2016	2016
Assets by asset class
Liquidity	$434	$444	$436	$403	$385	(2)%	13%	$434	$385	13%
Fixed income	440	432	420	437	424	2	4	440	424	4
Equity	390	378	351	357	342	3	14	390	342	14
Multi-asset and alternatives	612	587	564	575	542	4	13	612	542	13
TOTAL ASSETS UNDER MANAGEMENT	1,876	1,841	1,771	1,772	1,693	2	11	1,876	1,693	11
Custody/brokerage/administration/deposits	722	707	682	675	651	2	11	722	651	11
TOTAL CLIENT ASSETS	$2,598	$2,548	$2,453	$2,447	$2,344	2	11	$2,598	$2,344	11

Memo:
Alternatives client assets (a)	$159	$157	$154	$157	$151	1	5	$159	$151	5

Assets by client segment
Private Banking	$488	$468	$435	$433	$425	4	15	$488	$425	15
Institutional	889	889	869	862	811	—	10	889	811	10
Retail	499	484	467	477	457	3	9	499	457	9
TOTAL ASSETS UNDER MANAGEMENT	$1,876	$1,841	$1,771	$1,772	$1,693	2	11	$1,876	$1,693	11

Private Banking	$1,188	$1,154	$1,098	$1,089	$1,058	3	12	$1,188	$1,058	12
Institutional	909	908	886	879	827	—	10	909	827	10
Retail	501	486	469	479	459	3	9	501	459	9
TOTAL CLIENT ASSETS	$2,598	$2,548	$2,453	$2,447	$2,344	2	11	$2,598	$2,344	11

Assets under management rollforward
Beginning balance	$1,841	$1,771	$1,772	$1,693	$1,676			$1,771	$1,723
Net asset flows:
Liquidity	(7)	1	35	18	1			(6)	(29)
Fixed income	2	5	(6)	9	13			7	27
Equity	(3)	(4)	(12)	(7)	(5)			(7)	(10)
Multi-asset and alternatives	10	7	(3)	21	(2)			17	4
Market/performance/other impacts	33	61	(15)	38	10			94	(22)
Ending balance	$1,876	$1,841	$1,771	$1,772	$1,693			$1,876	$1,693

Client assets rollforward
Beginning balance	$2,548	$2,453	$2,447	$2,344	$2,323			$2,453	$2,350
Net asset flows	2	10	21	47	2			12	(5)
Market/performance/other impacts	48	85	(15)	56	19			133	(1)
Ending balance	$2,598	$2,548	$2,453	$2,447	$2,344			$2,598	$2,344

(a)	Represents assets under management, as well as client balances in brokerage accounts.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q17 Change				2017 Change
	2Q17	1Q17	4Q16	3Q16	2Q16	1Q17	2Q16	2017	2016	2016
INCOME STATEMENT
REVENUE
Principal transactions	$148	$15	$27	$57	$29	NM	410%	$163	$126	29%
Securities gains	(34)	(3)	5	64	20	NM	NM	(37)	71	NM
All other income (a)	667	61	269	76	122	NM	447	728	243	200
Noninterest revenue	781	73	301	197	171	NM	357	854	440	94
Net interest income	23	(98)	(498)	(385)	(329)	NM	NM	(75)	(542)	86
TOTAL NET REVENUE (b)	804	(25)	(197)	(188)	(158)	NM	NM	779	(102)	NM

Provision for credit losses	—	—	—	(1)	(1)	—	100	—	(3)	100

NONINTEREST EXPENSE (c)	183	98	439	143	(273)	87	NM	281	(120)	NM
Income/(loss) before income tax expense/(benefit)	621	(123)	(636)	(330)	116	NM	435	498	21	NM
Income tax expense/(benefit)	51	(158)	(295)	(165)	282	NM	(82)	(107)	219	NM
NET INCOME/(LOSS)	$570	$35	$(341)	$(165)	$(166)	NM	NM	$605	$(198)	NM

MEMO:
TOTAL NET REVENUE
Treasury and Chief Investment Office (“CIO”)	86	(7)	(256)	(211)	(226)	NM	NM	79	(320)	NM
Other Corporate	718	(18)	59	23	68	NM	NM	700	218	221
TOTAL NET REVENUE	$804	$(25)	$(197)	$(188)	$(158)	NM	NM	$779	$(102)	NM

NET INCOME/(LOSS)
Treasury and CIO	(14)	(67)	(197)	(208)	(199)	79	93	(81)	(310)	74
Other Corporate	584	102	(144)	43	33	473	NM	686	112	NM
TOTAL NET INCOME/(LOSS)	$570	$35	$(341)	$(165)	$(166)	NM	NM	$605	$(198)	NM

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$817,754	$822,819	$799,426	$824,336	$778,359	(1)	5	$817,754	$778,359	5
Loans	1,696	1,483	1,592	1,738	1,862	14	(9)	1,696	1,862	(9)
Core loans (d)	1,696	1,480	1,589	1,735	1,857	15	(9)	1,696	1,857	(9)

Headcount	33,464	33,305	32,358	31,572	30,402	—	10	33,464	30,402	10

SUPPLEMENTAL INFORMATION
TREASURY and CIO
Securities gains	$(34)	$(15)	$(3)	$64	$20	(127)%	NM	$(49)	$71	NM
AFS investment securities ( average)	225,053	234,841	227,960	219,042	225,536	(4)	—	229,920	230,321	—
HTM investment securities ( average)	48,232	49,362	50,883	52,774	53,426	(2)	(10)	48,794	50,882	(4)
Investment securities portfolio (average)	$273,285	$284,203	$278,843	$271,816	$278,962	(4)	(2)	$278,714	$281,203	(1)
AFS investment securities ( period-end)	213,291	230,617	236,670	217,196	221,751	(8)	(4)	213,291	221,751	(4)
HTM investment securities ( period-end)	47,761	48,913	50,168	52,011	53,811	(2)	(11)	47,761	53,811	(11)
Investment securities portfolio (period-end)	$261,052	$279,530	$286,838	$269,207	$275,562	(7)	(5)	$261,052	$275,562	(5)

(a)	Included revenue related to a legal settlement of $645 million for both the three months ended June 30, 2017 and six months ended June 30, 2017.

(b)
Included tax-equivalent adjustments, predominantly due to tax-exempt income from municipal bond investments of $237 million, $228 million, $222 million, $218 million, and $227 million for the three months ended June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016, and June 30, 2016, respectively and $465 million and $445 million for the six months ended June 30, 2017, and 2016, respectively.

(c)
Included legal expense/(benefit) of $16 million, $(228) million, $165 million, $(85) million and $(467) million for the three months ended June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016, and June 30, 2016, respectively, and $(212) million and $(465) million for the six months ended June 30, 2017, and 2016.

(d)
Average core loans were $1.6 billion, $1.6 billion, $1.7 billion, $1.8 billion, and $2.0 billion for the three months ended June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016, and June 30, 2016, respectively, and $1.6 billion and $2.0 billion for the six months ended June 30, 2017, and 2016, respectively.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
						Jun 30, 2017
						Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,
	2017	2017	2016	2016	2016	2017	2016
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained, excluding PCI loans	$332,051	$326,198	$328,727	$326,353	$322,690	2%	3%
Loans - PCI	33,064	34,385	35,679	37,045	38,360	(4)	(14)
Total loans retained	365,115	360,583	364,406	363,398	361,050	1	1
Loans held-for-sale	256	6,472	238	398	255	(96)	—
Total consumer, excluding credit card loans	365,371	367,055	364,644	363,796	361,305	—	1

Credit card loans
Loans retained	140,035	134,917	141,711	133,346	131,507	4	6
Loans held-for-sale	106	99	105	89	84	7	26
Total credit card loans	140,141	135,016	141,816	133,435	131,591	4	6
Total consumer loans	505,512	502,071	506,460	497,231	492,896	1	3

Wholesale loans (b)
Loans retained	394,426	386,370	383,790	386,449	374,174	2	5
Loans held-for-sale and loans at fair value	8,829	7,533	4,515	4,374	5,734	17	54
Total wholesale loans	403,255	393,903	388,305	390,823	379,908	2	6

Total loans	908,767	895,974	894,765	888,054	872,804	1	4
Derivative receivables	56,506	56,063	64,078	65,579	78,446	1	(28)
Receivables from customers and other (c)	19,531	21,473	17,560	19,163	14,426	(9)	35
Total credit-related assets	984,804	973,510	976,403	972,796	965,676	1	2

Lending-related commitments
Consumer, excluding credit card	58,162	53,594	54,797	59,990	59,224	9	(2)
Credit card	576,264	577,096	553,891	549,634	539,105	—	7
Wholesale	366,498	364,520	368,014	368,987	357,145	1	3
Total lending-related commitments	1,000,924	995,210	976,702	978,611	955,474	1	5

Total credit exposure	$1,985,728	$1,968,720	$1,953,105	$1,951,407	$1,921,150	1	3

Memo: Total by category
Consumer exposure (d)	$1,140,074	$1,132,889	$1,115,268	$1,106,980	$1,091,363	1	4
Wholesale exposures (e)	845,654	835,831	837,837	844,427	829,787	1	2
Total credit exposure	$1,985,728	$1,968,720	$1,953,105	$1,951,407	$1,921,150	1	3

Note 1: In the first quarter of 2017, the Firm transferred the student loan portfolio to held-for-sale. Net charge-offs related to the portfolio predominantly reflect a write-down to the estimated fair value of the portfolio at the time of the transfer. This transfer impacted certain loan and credit-related metrics disclosed on pages 12-13 and 24-27.
Note 2: The Firm provides several non-GAAP financial measures which exclude the impact of PCI loans. For further discussion of these measures, see page 28.

(a)	Includes loans reported in CCB, prime mortgage and home equity loans reported in AWM, and prime mortgage loans reported in Corporate.

(b)	Includes loans reported in CIB, CB and AWM business segments and Corporate.

(c)
Predominantly includes receivables from customers, which represent margin loans to prime and retail brokerage customers; these are classified in accrued interest and accounts receivable on the Consolidated balance sheets.

(d)	Represents total consumer loans and lending-related commitments.

(e)	Represents total wholesale loans, lending-related commitments, derivative receivables, and receivables from customers and other.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Jun 30, 2017
						Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,
	2017	2017	2016	2016	2016	2017	2016
NONPERFORMING ASSETS (a)
Consumer nonaccrual loans (b)(c)	$4,226	$4,549	$4,820	$4,961	$5,085	(7)	(17)

Wholesale nonaccrual loans
Loans retained	1,634	1,571	1,954	2,151	2,093	4	(22)
Loans held-for-sale and loans at fair value	31	109	109	26	7	(72)	343
Total wholesale nonaccrual loans	1,665	1,680	2,063	2,177	2,100	(1)	(21)

Total nonaccrual loans	5,891	6,229	6,883	7,138	7,185	(5)	(18)

Derivative receivables	170	179	223	232	220	(5)	(23)
Assets acquired in loan satisfactions	371	418	429	409	352	(11)	5
Total nonperforming assets	6,432	6,826	7,535	7,779	7,757	(6)	(17)
Wholesale lending-related commitments (d)	750	882	506	503	460	(15)	63
Total nonperforming exposure	$7,182	$7,708	$8,041	$8,282	$8,217	(7)	(13)

NONACCRUAL LOAN-RELATED RATIOS
Total nonaccrual loans to total loans	0.65%	0.70%	0.77%	0.80%	0.82%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	1.16	1.24	1.32	1.36	1.41
Total wholesale nonaccrual loans to total
wholesale loans	0.41	0.43	0.53	0.56	0.55

(a)
At June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016, and June 30, 2016, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $4.1 billion, $4.5 billion, $5.0 billion, $5.0 billion and $5.2 billion respectively, that are 90 or more days past due; (2) student loans insured by U.S. government agencies under the Federal Family Education Loan Program (“FFELP”) of $24 million, $234 million, $263 million, $259 million and $252 million, respectively, that are 90 or more days past due; and (3) real estate owned (“REO”) insured by U.S. government agencies of $105 million, $121 million, $142 million, $163 million and $355 million, respectively. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance issued by the Federal Financial Institutions Examination Council (“FFIEC”). Under this guidance, non-modified credit card loans are charged off by the end of the month in which the account becomes 180 days past due, while modified credit card loans are charged off when the account becomes 120 days past due. Moreover, all credit card loans must be charged off within 60 days of receiving notification about certain specified events (e.g., bankruptcy of the borrower).

(b)
Included nonaccrual loans held-for-sale of $33 million, $156 million, $53 million and $53 million at June 30, 2017, March 31, 2017, December 31, 2016 and September 30, 2016, respectively. There were no nonaccrual loans held-for-sale at June 30, 2016.

(c)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(d)	Represents commitments that are risk rated as nonaccrual.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q17 Change					2017 Change
	2Q17	1Q17		4Q16	3Q16	2Q16	1Q17	2Q16	2017		2016	2016
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$13,413	$13,776		$14,204	$14,227	$13,994	(3)%	(4)%	$13,776		$13,555	2%
Net charge-offs:
Gross charge-offs	1,468	1,959		1,532	1,375	1,433	(25)	2	3,427		2,790	23
Gross recoveries	(264)	(305)		(252)	(254)	(252)	13	(5)	(569)		(499)	(14)
Net charge-offs	1,204	1,654		1,280	1,121	1,181	(27)	2	2,858		2,291	25
Write-offs of PCI loans (a)	22	24		32	36	41	(8)	(46)	46		88	(48)
Provision for loan losses	1,175	1,316		896	1,132	1,456	(11)	(19)	2,491		3,052	(18)
Other	1	(1)		(12)	2	(1)	NM	NM	—		(1)	100
Ending balance	$13,363	$13,413		$13,776	$14,204	$14,227	—	(6)	$13,363		$14,227	(6)

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$1,077	$1,078		$1,100	$960	$1,014	—	6	$1,078		$786	37
Provision for lending-related commitments	40	(1)		(32)	139	(54)	NM	NM	39		174	(78)
Other	—	—		10	1	—	—	—	—		—	—
Ending balance	$1,117	$1,077		$1,078	$1,100	$960	4	16	$1,117		$960	16

Total allowance for credit losses	$14,480	$14,490		$14,854	$15,304	$15,187	—	(5)	$14,480		$15,187	(5)

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans (b)	0.12%	0.76%	(c)	0.31%	0.26%	0.19%			0.44%	(c)	0.22%
Credit card retained loans	3.01	2.94		2.67	2.51	2.70			2.98		2.66
Total consumer retained loans	0.92	1.35	(c)	0.95	0.86	0.85			1.14	(c)	0.87
Wholesale retained loans	0.06	(0.03)		0.08	0.05	0.17			0.02		0.12
Total retained loans	0.54	0.76	(c)	0.58	0.51	0.56			0.65	(c)	0.54
Consumer retained loans, excluding credit card and
PCI loans	0.13	0.84	(c)	0.35	0.29	0.21			0.49	(c)	0.25
Consumer retained loans, excluding PCI loans	0.99	1.46	(c)	1.03	0.93	0.92			1.22	(c)	0.95
Total retained, excluding PCI loans	0.56	0.79	(c)	0.60	0.54	0.58			0.67	(c)	0.57

Memo: Average retained loans
Consumer retained, excluding credit card loans	$362,551	$366,098		$364,857	$362,457	$357,602	(1)	1	$364,316		$353,259	3
Credit card retained loans	138,032	137,112		136,085	132,626	128,314	1	8	137,574		127,771	8
Total average retained consumer loans	500,583	503,210		500,942	495,083	485,916	(1)	3	501,890		481,030	4
Wholesale retained loans	392,257	382,367		382,360	374,593	369,706	3	6	387,339		365,006	6
Total average retained loans	$892,840	$885,577		$883,302	$869,676	$855,622	1	4	$889,229		$846,036	5

Consumer retained, excluding credit card and
PCI loans	$328,816	$331,057		$328,507	$324,741	$318,556	(1)	3	$329,932		$313,541	5
Consumer retained, excluding PCI loans	466,848	468,169		464,592	457,367	446,870	—	4	467,506		441,312	6
Total retained, excluding PCI loans	859,102	850,533		846,949	831,956	816,572	1	5	854,842		806,314	6

Note: During the second quarter of 2017, the Firm refined its loss estimates on the wholesale portfolio by incorporating the use of internal historical data versus external credit rating agency default statistics to estimate probability of default. In addition, an adjustment to the modeled loss estimates for wholesale lending-related commitments was incorporated similar to the adjustment applied for wholesale loans. The impacts of these refinements were not material to the allowance for credit losses.

(a)
Write-offs of PCI loans are recorded against the allowance for loan losses when actual losses for a pool exceed estimated losses that were recorded as purchase accounting adjustments at the time of acquisition. A write-off of a PCI loan is recognized when the underlying loan is removed from a pool (e.g., upon liquidation).

(b)	The net charge-off rates exclude the write-offs in the PCI portfolio. These write-offs decreased the allowance for loan losses for PCI loans.

(c)
During the first quarter of 2017, the Firm transferred the student loan portfolio to held-for-sale, resulting in a write-down of the portfolio to the estimated fair value at the time of the transfer. For the three months ended March 31, 2017, excluding net charge-offs of $467 million related to the transfer, the net charge-off rate for Consumer retained, excluding credit card loans, would have been 0.24%; Total consumer retained loans would have been 0.98%; Total retained loans would have been 0.54%; Consumer retained, excluding credit card loans and PCI loans would have been 0.27%; Total consumer retained loans excluding PCI loans would have been 1.05%; and Total retained, excluding PCI loans would have been 0.57%. For the six months ended June 30, 2017, the net charge-off rate for Consumer retained, excluding credit card loans would have been 0.18%; Total consumer retained loans would have been 0.95%; Total retained loans would have been 0.54%; Consumer retained, excluding credit card loans and PCI loans would have been 0.20%; Total consumer retained loans excluding PCI loans would have been 1.02%; and Total retained, excluding PCI loans would have been 0.56%.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Jun 30, 2017
						Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,
	2017	2017	2016	2016	2016	2017	2016
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific (a)	$296	$300	$308	$352	$365	(1)%	(19)%
Formula-based	2,239	2,339	2,579	2,667	2,627	(4)	(15)
PCI	2,265	2,287	2,311	2,618	2,654	(1)	(15)
Total consumer, excluding credit card	4,800	4,926	5,198	5,637	5,646	(3)	(15)
Credit card
Asset-specific (a)(b)	370	373	358	363	361	(1)	2
Formula-based	4,014	3,661	3,676	3,521	3,323	10	21
Total credit card	4,384	4,034	4,034	3,884	3,684	9	19
Total consumer	9,184	8,960	9,232	9,521	9,330	3	(2)
Wholesale
Asset-specific (a)	345	249	342	490	525	39	(34)
Formula-based	3,834	4,204	4,202	4,193	4,372	(9)	(12)
Total wholesale	4,179	4,453	4,544	4,683	4,897	(6)	(15)
Total allowance for loan losses	13,363	13,413	13,776	14,204	14,227	—	(6)
Allowance for lending-related commitments	1,117	1,077	1,078	1,100	960	4	16
Total allowance for credit losses	$14,480	$14,490	$14,854	$15,304	$15,187	—	(5)

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	1.31%	1.37%	1.43%	1.55%	1.56%
Credit card allowance to total credit card retained loans	3.13	2.99	2.85	2.91	2.80
Wholesale allowance to total wholesale retained loans	1.06	1.15	1.18	1.21	1.31
Wholesale allowance to total wholesale retained loans,
excluding trade finance and conduits (c)	1.17	1.27	1.30	1.33	1.45
Total allowance to total retained loans	1.49	1.52	1.55	1.61	1.64
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (d)	114	112	109	115	111
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (d)	154	157	145	146	147
Wholesale allowance to wholesale retained nonaccrual loans	256	283	233	218	234
Total allowance to total retained nonaccrual loans	229	225	205	201	198

CREDIT RATIOS, excluding PCI loans
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	0.76	0.81	0.88	0.93	0.93
Total allowance to total retained loans	1.28	1.31	1.34	1.37	1.40
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (d)	60	60	61	62	59
Allowance, excluding credit card allowance, to retained non-
accrual loans, excluding credit card nonaccrual loans (d)	115	119	111	109	110
Total allowance to total retained nonaccrual loans	190	187	171	164	161

(a)	Includes risk-rated loans that have been placed on nonaccrual status and loans that have been modified in a troubled debt restructuring (“TDR”).

(b)
The asset-specific credit card allowance for loan losses relates to loans that have been modified in a TDR; the Firm calculates such allowance based on the loans’ original contractual interest rates and does not consider any incremental penalty rates.

(c)
Management uses allowance for loan losses to period-end loans retained, excluding CIB’s trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(d)	For information on the Firm’s nonaccrual policy for credit card loans, see footnote (a) on page 25.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES AND KEY PERFORMANCE MEASURES

Non-GAAP Financial Measures

(a)
In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are considered non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on a FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.

(b)
Tangible common equity (“TCE”), Return on tangible common equity (“ROTCE”), and Tangible book value per share (“TBVPS”) are non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are meaningful to the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.

(c)
The ratios of the allowance for loan losses to period-end loans retained, the allowance for loan losses to nonaccrual loans retained, and nonaccrual loans to total period-end loans excluding credit card and PCI loans, exclude the following: loans accounted for at fair value and loans held-for-sale; PCI loans; and the allowance for loan losses related to PCI loans. Additionally, net charge-offs and net charge-off rates exclude the impact of PCI loans. The ratio of the wholesale allowance for loan losses to period-end loans retained, excluding trade finance and conduits, is calculated excluding loans accounted for at fair value, loans held-for-sale, CIB’s trade finance loans and consolidated Firm-administered multi-seller conduits, as well as their related allowances, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(d)
CIB calculates the ratio of the allowance for loan losses to end-of-period loans excluding the impact of consolidated Firm-administered multi-seller conduits and trade finance loans, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

Key Performance Measures

(a)
Core loans represent loans considered central to the Firm’s ongoing businesses; core loans exclude loans classified as trading assets, runoff portfolios, discontinued portfolios and portfolios the Firm has an intent to exit.